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                                                                   EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS


         We hereby consent to the use in Form S-8 of our report dated May 7, 2002, relating to the consolidated financial statements of Power Technology, Inc. for its fiscal years ended January 31, 2002 and 2001, which is incorporated by reference therein.

June 24, 2002                           Brad Beckstead, Certified Public
                                          Accountant

                                        /s/ Brad Beckstead
                                        --------------------------------------
                                        Brad Beckstead